Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zimmer Energy Transition Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Jonathan Cohen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2021	By:	/s/ Jonathan Cohen
Jonathan Cohen
Chief Financial Officer
(Principal Financial Officer)